                                                              EXHIBIT 5


        [METLIFE(R)LOGO]                                ADMINISTRATIVE OFFICE

 Metropolitan Life Insurance Company                          METLIFE
One Madison Avenue, New York, NY 10010-3690           P.O. Box 406904, Atlanta,
                                                           GA 30384-6904

VARIABLE IMMEDIATE ANNUITY APPLICATION                  FOR COMPANY USE ONLY
METLIFE INCOME SECURITY PLAN (SM)
                                                      NO._____________________

1. CONTRACT/CERTIFICATE APPLIED FOR:

 [ ] Non-Qualified  [ ] Traditional IRA

2. ANNUITANT AND OWNER(S)

ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                           Sex  [ ]  M [ ]  F                     Date of Birth
----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                               Social Security # or Tax I.D. # (TIN)
----------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                     E-Mail Address                                           Marital Status
----------------------------------------------------------------------------------------------------------------------------------
Daytime Telephone #                  Evening Telephone #                     Relationship to Owner
----------------------------------------------------------------------------------------------------------------------------------

  JOINT ANNUITANT (Complete Only if income for two with or without a guarantee period is selected in section 4.)

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)                                            Sex  [ ]  M [ ]  F                      Date of Birth
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                Social Security # or Tax I.D. # (TIN)
------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                        E-mail Address                                          Marital Status
------------------------------------------------------------------------------------------------------------------------------------
Daytime Telephone #                  Evening Telephone #                      Relationship to Owner
------------------------------------------------------------------------------------------------------------------------------------

OWNER - NON-QUALIFIED ONLY (COmplete if the Owner is Different from the
 Annuitant)
If owner is a trust, please complete the trustee certification form.

-----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)  Type: [ ] Individual   [ ] Custodian                     Sex [ ] M [ ] F   Date of Birth/Trust
                                          [ ] Trustee      [ ] Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                               Social Security #
                                                                                             or Tax I.D. # (TIN)
-----------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                       E-mail Address                           Marital Status
-----------------------------------------------------------------------------------------------------------------------------------
Home Telephone #                          Work Telephone #                                   Relationship to
                                                                                                Annuitant
-----------------------------------------------------------------------------------------------------------------------------------

JOINT OWNER - NON-QUALIFIED ONLY

-----------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle Initial, Last)  Type: [ ] Individual   [ ] Custodian                     Sex [ ] M [ ] F          Date of Birth
                                          [ ] Trustee      [ ] Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Street Address                                                                               Social Security #
                                                                                             or Tax I.D. # (TIN)
-----------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                       E-mail Address                           Marital Status
-----------------------------------------------------------------------------------------------------------------------------------
Home Telephone #                          Work Telephone #                                   Relationship to
                                                                                                  Owner
-----------------------------------------------------------------------------------------------------------------------------------

(NOTE: You must provide proof of all annuitants' birth date.

If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)

3. PRIMARY AND CONTINGENT BENEFICIARY(IES)

-----------------------------------------------------------------------------------------------------------------------------
          Beneficiary                   Name (First, Middle Initial, Last)   Relationship to Owner   Social Security #    %
-----------------------------------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
-----------------------------------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
-----------------------------------------------------------------------------------------------------------------------------
[ ] Primary [ ] Contingent
-----------------------------------------------------------------------------------------------------------------------------

  (Note: If More Than Three Beneficiaries are Named, Attach a Separate Sheet, Percentages Must be in Whole Numbers.)

 Form PSC-MISP
 (0403) APP

4.  INCOME PAYMENTS

A.  Income Options (choose only one)

    1. Income payments based on your life
       [ ] Lifetime Income
       [ ] Lifetime Income with a Guarantee of ______  years
       [ ] Lifetime Income Limited to a Specified Period of _______ years

    2. Income payments based on your life and someone else's life
       [ ] Lifetime Income for Two
       [ ] Lifetime Income for Two with a Guarantee Period of _______ years
           For either of the above two options, please mark the appropriate boxes below:
           a) Percentage of payments made to survivor: [ ] 100% [ ] 75%
              [ ] 66 2/3% [ ] 50%
           b) [ ] When you die     [ ] When either one of you dies

    3. Income for a fixed period only
       [ ] Income for a Guarantee period of ________ years

B. Withdrawal Option (Available at time of application and may not be changed once elected.)
   [ ] Withdrawal Option

   (Note: For IRA or other Qualified contracts, withdrawals may only be made in the first two contract years. Selecting the withdrawal option will reduce your income payments.)

C. Payment Frequency: [ ] Monthly [ ] Quarterly [ ] Semi-Annually  [ ] Annually

D.  Payment start date: _____ / ____ / ____ (Income payments must begin within
                        Month    Day   Year
    12 months.)

5. PURCHASE PAYMENT

 Purchase Payment $____________ and / or transfers: $_________
 Amount of Purchase Payment  previously taxed: $_________

 Payment method: [ ] Check     [ ] Wire     [ ] 1035 Exchange     [ ] Transfer
 [ ] Rollover  [ ] Other

 SOURCE OF FUNDS FOR PURCHASING THIS ANNUITY: (Check all that apply)

 [ ] Annuity Contract                [ ] Pension Assets    [ ] Savings
 [ ] Certificate of Deposit (CD)     [ ] Mutual Fund       [ ] Money Market Fund
 [ ] Real Estate                     [ ] Bonds             [ ] Stocks
 [ ] Discretionary Income (Salary)   [ ] Loan              [ ] Life Policy
 [ ] Endowment (Maturity Date__/__/__)   [ ] Other_________

 6. REPLACEMENT (MUST BE COMPLETED)

 (a) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS? [ ] Yes [ ] No

 (b) WILL THE ANNUITY APPLIED FOR REPLACE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] Yes [ ] No

          (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.)

          If (b) is "Yes", the Representative must complete a Metlife Annuity Replacement Questionnaire.

7.   AUTHORIZATION AND SIGNATURE(S)

(a)      NOTICE TO APPLICANTS:

         FLORIDA RESIDENTS ONLY Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

         ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA RESIDENTS ONLY Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact, material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

         COLORADO RESIDENTS ONLY It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of life insurance and civil damages. It is also unlawful for any insurance company or agent of an insurance company to knowingly provide false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with respect to a settlement or award from insurance proceeds. Such acts shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies to the extent required by applicable law.

         NEW JERSEY RESIDENTS ONLY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties

         WASHINGTON D.C., MAINE, TENNESSEE, VIRGINIA RESIDENTS ONLY It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

(b) SIGNATURES I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's Notice of Privacy Policies and Practices, the current prospectus for the MetLife Income Security Plan(TM), and all required fund prospectuses. I UNDERSTAND THAT, EXCEPT TO THE EXTENT PROVIDED UNDER THE WITHDRAWAL OPTION IF ELECTED AT ISSUANCE, THIS ANNUITY HAS NO CASH VALUE AND CANNOT BE SURRENDERED. INCOME PAYMENTS WILL FLUCTUATE BASED ON THE PERFORMANCE OF THE INVESTMENT DIVISIONS AND THE SPECIFIED INTEREST RATE STATED IN MY CONTRACT/CERTIFICATE. I UNDERSTAND THAT THERE IS NO DEATH BENEFIT AFTER THE PAYMENT START DATE UNDER A LIFETIME INCOME OR LIFETIME INCOME FOR TWO OPTION. I UNDERSTAND THAT METROPOLITAN LIFE INSURANCE COMPANY DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY, AND I SHOULD CONSULT MY OWN TAX ADVISOR AS WELL AS THE TAX SECTION OF THE PROSPECTUS FOR THIS PRODUCT PRIOR TO PURCHASE OF THE ANNUITY AND PRIOR TO THE PURCHASE OR EXERCISE OF THE WITHDRAWAL OPTION. I understand that there is no additional tax benefit obtained by funding an IRA with a variable immediate annuity. If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign.

         LOCATION WHERE THE APPLICATION IS SIGNED ______________________________
                                                  City & State

         _______________________________________________________________________
         Signature of Annuitant                                   Date

         _______________________________________________________________________
         Signature of Joint Annuitant                             Date

         _______________________________________________________________________
         Signature of Owner (If different than Annuitant)         Date

         _______________________________________________________________________
         Signature of Joint Owner                                 Date

8.   REPRESENTATIVE INFORMATION

STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Annuitant/Owner with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the application form. I have also delivered a current MetLife Income Security Plan(TM) prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Annuitant/Owner as disclosed, and believe that a multifunded immediate annuity contract would be suitable. I am properly NASD registered and licensed in the state where the Proposed Owner signed this application.

Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved? [ ] Yes [ ] No
________________________________________________________________________________
Signature of Representative                                  Date

--------------------------------------------------------------------------------
Printed Representative Name (First, Middle Initial, Last)    State License I.D.#

--------------------------------------------------------------------------------

                              REQUIRED INFORMATION

1.  FINANCIAL DISCLOSURES

(a)   Sum of Estimated Annual Income for Owners(s) (Choose one.)
      [ ] $0-9,999        [ ] $10,000-19,999   [ ] $20,000-39,999   [ ] $40,000-59,999  [ ] $60,000-79,999
      [ ] $80,000-99,999  [ ] $100,000-199,999 [ ] $200,000-899,999 [ ] $400,000 & Above

(Note: Consult IRC 408A for income limits when contributing to a Traditional
IRA, Roth IRA or converting from a Traditional IRA to a Roth IRA)

(b)   Sum of Estimated Net Worth for Owners(s) (Choose one.)
      [ ] $0-9,999        [ ] $10,000-19,999   [ ] $20,000-39,999    [ ] $40,000-59,999   [ ] $60,000-79,999
      [ ] $80,000-99,999  [ ] $100,000-199,999 [ ] $200,000-399,9999 [ ] $400,000 & Above

(Note: Net Worth is assets less liabilities. Exclude your personal residence, home furnishings, autos and this investment)

(c)   Tax Bracket (Choose one.)
      [ ] 10%  [ ] 15%  [ ] 27%  [ ] 30%  [ ] 35%  [ ] 38.6%  [ ] Other_______________

(d)   Is the source of funds a MetLife or MetLife Securities, Inc. policy, account or contract? [ ] Yes [ ] No

(e)   Tax Market of Transfers or Rollovers (if applicable, choose all that apply)
      [ ] Non-Qualified    [ ] SEP        [ ] 401 (a)  [ ] 403 (b)   [ ] Other _______
      [ ] Traditional IRA  [ ] SARSEP     [ ] 401 (k)  [ ] 403 (b)(7)
      [ ] Roth IRA         [ ] SIMPLE IRA [ ] 403 (a)  [ ] KEOGH

(f)   Prior Investment Experience (Choose all that apply and indicate your years of experience)
      [ ] Stocks ______years  [ ] Mutual Funds _____years  [ ] Certificate of Deposit (CD) _____years  [ ] None
      [ ] Bonds ______years   [ ] Money Markets ____years  [ ] Other:_______________________________    ______years

(g)   Risk Tolerance (How would you categorize yourself as an investor?) (Choose one.)
      [ ] Conservative            [ ] Conservative to Moderate  [ ] Moderate
      [ ] Moderate to Aggressive  [ ] Aggressive

(Note: If the Asset Allocation Questionnaire was completed, please use the resulting Risk Tolerance here)

(h)   Describe Your Investment Objective
      [ ] Preservation of Capital  [ ] Income  [ ] Growth & Income  [ ] Growth  [ ] Aggressive Growth

(i)   Number of Dependent(s) ______________ Age(s) ____________

(j)   Who is your Employer? (SEP only)_________________________

(k)   What is your citizenship? [ ] USA or [ ] Other _________________

2.  DIRECT DEPOSIT

Please complete the following information to have income payments deposited directly to your account at the financial institution specified below.

Type of account:  [ ] Checking  [ ] Savings  [ ] Other____________(Specify type)

Account number:__________________________ Bank routing number* _________________

*Please obtain this number from your financial institution. If you are unable to do so, you may attach a voided check from your checking account or a deposit slip from your savings account.

Financial Institution: _________________________________________________________
                       Name

________________________________________________________________________________
Street address           City                   State              Zip

[ ] CHECK HERE IF YOU PREFER TO RECEIVE YOUR INCOME PAYMENTS BY CHECK.

                              REQUIRED INFORMATION

3.   ALLOCATION SELECTION

Indicate the percentage to be allocated to each funding option. The investment objective you are most comfortable with should have the largest percentage allocation. Percentages must be in whole numbers and total 100%. You may change your allocation at any time. The funding options are listed by their approximate degree of risk from conservative to aggressive. Note that these allocations will be established at issue. Investment performance will cause them to vary over time.

CONSERVATIVE                                         MODERATE (CONTINUED)
______% Basic Fixed                                  ______% Neuberger & Berman Partners
______% Flexible Fixed                               ______% MetLife Mid Cap Stock Index

CONSERVATIVE TO MODERATE                             AGGRESSIVE
______% Lehman Brothers (R) Aggregate Bond Index     ______% T. Rowe Price Small Cap Growth
______% State Street Research Bond Income            ______% State Street Research Aurora

MODERATE                                             ______% Loomis Sayles Small Cap
______% State Street Research Diversified            ______% Russell 2000(R) Index
______% Met/Putnam Voyager                           ______% Scudder Global Equity
______% T. Rowe Price Large Cap Growth               ______% Morgan Stanley EAFE(R) Index
______% Janus Mid Cap                                ______% Putnam International Stock
______% State Street Research Aggressive Growth      ______% Total Allocation must equal 100%

4. TAX WITHHOLDING ELECTION FOR DISTRIBUTIONS THAT ARE NOT ELIGIBLE ROLLOVER DISTRIBUTIONS

The taxable portion of each income payment is subject to federal tax withholding under IRS wage withholding tables by treating you as married, claiming three withholding allowances, unless you file an election to request withholding on a different basis. Your election will remain in effect until you change or revoke it by filing a new election. You may change your election at any time and as often as you wish.

If you do not have enough federal income taxes withheld from your income payments, you may be responsible for paying estimated tax directly to the Internal Revenue Service. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. If you have not provided the correct taxpayer identification number, we will treat this election as invalid and will withhold taxes by treating you as a single person with no withholding allowances. This will remain in effect until your correct tax identification number is received. Certain states require withholding of state income tax when federal income tax withholding applies. Additionally, certain states may impose similar estimated tax rules and tax penalties. You should consult with your tax advisor to determine whether any of these states may impose similar estimated tax rules and tax penalties and whether those apply to you.

Please withhold federal income taxes and state income taxes, where required, from the taxable portion of each income payment based on the following allowances and marital status selected below:

     [ ] Married  [ ] Single  [ ] Married but withhold at higher single rate

Number of withholding allowances claimed___________________

Withhold the following additional amount of taxes from each income payment $____

                              REQUIRED INFORMATION

5.   SIGNATURE(s)

I/We certify that the funding allocations, meet(s) the needs of my/our current investment objectives and risk tolerance.

If I elected the direct deposit option under Section 2, I understand that MetLife will not be liable for any failure to modify or terminate this arrangement until it has received a written request from me and it has had a reasonable time to act upon it. I understand that MetLife's responsibility is fully satisfied as soon as a deposit is made to my account. If any overpayment of income payments is credited to my account in error, I hereby authorize and direct the Bank or other Depository to charge my account and to refund the overpayment to MetLife.

I, the Owner, agree to authorize the Annuitant to reallocate future annuity income and the right to change the beneficiary designation. I agree that neither MetLife nor its representatives shall be liable for any adverse consequences as a result of this authorization.

_____________________________________                ___________________________
Owner's Signature                                             Date

_____________________________________                ___________________________
Joint Owner's Signature                                       Date

6.   REPRESENTATIVES REQUIRED INFORMATION

Writing agent completes Section 1. All other agents complete Section 2.

SECTION 1

-----------------------------------------------------------------------------------------------------------
AGENCY INDEX   REPRESENTATIVE'S NAME    SALES OFFICE NAME & NUMBER    % CREDIT   REPRESENTATIVE'S SIGNATURE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

SECTION 2

-----------------------------------------------------------------------------------------------------------
AGENCY INDEX   REPRESENTATIVE'S NAME    SALES OFFICE NAME & NUMBER    % CREDIT   REPRESENTATIVE'S SIGNATURE
-----------------------------------------------------------------------------------------------------------
2nd
-----------------------------------------------------------------------------------------------------------
3rd
-----------------------------------------------------------------------------------------------------------
4th
-----------------------------------------------------------------------------------------------------------
5th
-----------------------------------------------------------------------------------------------------------

- Commissions on MetLife Income Security Plan will be split in the agreed proportion.

- For MetLife Income Security Plan the full amount will be credited to the remaining representative(s) if one or more is no longer servicing the account.

Approved _______________________________________________________________________
         Branch Manager/District Sales Manager's                   Date
         Signature (only required on split commission business)

All representatives must be appropriately NASD registered and state insurance licensed at the time of the sale to receive commission. If contract is being split between different sales offices, a copy is to be sent to the Manager(s) not signing the form.

INSTRUCTIONS FOR STATEMENT OF CLIENT INFORMATION

To complete the form, follow the instructions on the reverse side. In connection with the provisions of the USA PATRIOT Act, this form must be completed for each new product or new account established with the Metropolitan Life Insurance Company. Please submit this form with all new business applications and any required supplemental documentation to the appropriate processing area.

OWNERSHIP INFORMATION (If completing section B, please attach applicable supplemental documents.)

 A. NATURAL OWNER

 Indicate owner type:  [ ] Individual  [ ] Joint
 [ ] Other(i.e. custodian, guardian, etc.) _____________________________________
 (If "Other"- see Instructions on reverse side)

 If insured/annuitant is different than owner, please identify relationship to owner and reason owner is different than insured/annuitant:

________________________________________________________________________________

 Owner Name ____________________________________  SSN/TIN ______________________

 [ ] US Citizen/Country of legal residence ____________________

 Owner's Street address_________________________________________________________

 Telephone __________________ Date of Birth (mm/dd/yyyy)______ / ______ / ______

 Employer Name ____________________  Employer Address __________________________

 Position title ___________________  Length of Employment ______________________

 ID verification used:  [ ] US drive's license  [ ] Greencard  [ ] Passport
 [ ] Other_____________________________________

 ID Issuer ___________________  ID Reference #_____________________________
 ID Expiration date ____________ / ____________ / ______________

 Information obtained:  [ ] In Person  [ ] By Mail  [ ] By Phone

 JOINT OWNER

 Joint Owner Name________________________________ SSN/TIN ______________________

 [ ] US Citizen/Country of legal residence ________________________________

 Street address ________________________________________________________________

 Telephone _______________  Date of Birth (mm/dd/yyyy) ______ / _______ / ______

 Employer Name ________________________ Employer Address _______________________

 Position title ______________________  Length of Employment ___________________

 ID verification used:  [ ] US driver's license  [ ] Greencard  [ ] Passport
 [ ] Other ____________________________________

 ID Issuer ________________________  ID Reference # ____________________________
 ID Expiration date ____________ / _____________ / _______________

 Information obtained:  [ ]In Person  [ ] By Mail  [ ] By Phone

B. ENTITY OWNER

 Name of Entity ________________________________________________________________

 Indicate ownership Type:  [ ] Corporation  [ ] Partnership  [ ] LLC  [ ] Trust
 [ ] Sole Proprietorship   [ ] Other, please describe __________________________

 TIN:______________  Nature of Business: _______________________________________

 If a business, is it well known by yon or the commuity at large or is It a publicly traded company? [ ] Yes [ ] No

 Business street address _______________________________________________________

 Business Telephone  ( _______ )_______________  Fax ( _________ ) _____________
 e-mail/Website ____________________________________

 You must have first-hand knowledge of the existence of a legitimate business. Please indicate how you developed you famillarity with the business (not required for Trust ownership): [ ] Personal visit to business premises
 [ ] Reputation in community [ ] Publicly traded [ ] Other _____________________

 Information concerning the business obtained:  [ ] In Person  [ ] By Mail
 [ ] By Phone

  INDIVIDUALS AUTHORIZED TO INITIATE TRANSACTIONS ON BEHALF OF THE ENTITY

  1. Name ____________________________________ SSN ___________________________

     ID verification used: [ ] US driver's license [ ] Greencard [ ] Passport
     [ ] Other_______________________

       ID Issuer ______________________ ID Ref #_________________________
       ID expiration date _______ / ____________ / ___________

     Identify the relationship Of legal representative to entity: _____________

     Information obtained: [ ]In Person [ ] By Mail [ ] By Phone

  2. Name_____________________________________ SSN ____________________________

     ID verification used: [ ] US driver's license [ ] Greencard [ ] Passport
     [ ] Other _______________________

     ID Issuer _____________________ ID Ref # ________________________
     ID expiration date _______ / _____________ / ____________

     Identity the relationship of legal representative to entity:______________

     Information obtained: [ ] In Person [ ] By Mail [ ] By Phone

  If more than 2 individuals are authorised to initiate transfers an behalf of entity attach a separate sheet of paper;

ATTACHMENTS

  The following document is attached in accordance with the guidelines found on the instruction page:

  [ ] Articles on Incorporation [ ] Partnership Agreement [ ] Organizing Documents [ ] LLC Operating Agreement

  [ ] Trust Documents [ ] Other _______________________________________________

C. SOURCE OF FUNDS

  [ ] Life Policy   [ ] Annuity       [ ] Mutual Funds   [ ] Brokerage Acct
  [ ] Savings       [ ] Inheritance   [ ] Discretionary Income (Salary/Bonus)
  [ ] CD
  [ ] Other (Please explain)_______________

IF THE PRODUCT WILL BE FUNDED BY A PARTY OTHER THAN THE OWNER, PLEASE PROVIDE THE FOLLOWING:

Name ______________________________________ SSN/TIN ___________________________

ID verification used: [ ] US driver's license [ ] Greencard [ ] Passport
[ ] Other ________________________

Street Address_________________________________________________________________

ID User __________________________________ ID Reference #_____________________
ID expiration date___________ / _________ / _________

Relationship of third party ___________________________________
Reason for third party arrangement ____________________________

Information obtained: [ ] In Person [ ] By Mail [ ] By Phone

REPRESENTATIVE CERTIFICATION

I certify that I personally met with the proposed owner(s) and reviewed the Identification documents. To the best of my knowledge the documents accurately reflect the identity of the owner(s).

_________________________   _________________________     _____________________
Name of Representative      Representative Signature      Date

OR

I did not meet in person with the owner(s), I certify that to the best of my knowledge, the information provided by the owner either by mail or by phone, is true and accurate.

_________________________   _________________________     _____________________
Name of Representative      Representative Signature      Date

                         HOW TO COMPLETE THE APPLICATION
                    FOR THE METLIFE INCOME SECURITY PLAN(SM)

1.   APPLICANT/ANNUITANT

Whenever "you" or "your" is used on this application, It refers to the applicant. Once an application is accepted and the annuity is issued, the applicant is referred to as the annuitant. This is the person whose life is used to determine, under some income options, the duration and the dollar amount of income payments.

2.   INCOME PAYMENTS

Please choose an income option, the payment frequency and when your income payments should start. The income option is one of the factors that determine the amount of income payments. An explanation of each income option is provided in the MetLife Income Security Plan prospectus. If you are purchasing this annuity after age 70 1/2, the Income Option you can choose may be limited.

As a reminder, income payments will cease upon your death if you choose the Lifetime Income option or upon the death of the last annuitant to die if you choose the Lifetime Income for Two option. If you choose one of those two options with a guarantee period, payments will continue to your beneficiaries if the guarantee period has not expired when you die (for the Lifetime Income option) or when the last annuitant dies (for the Lifetime Income for Two option). The guarantee period must be between 5 and 30 years, although Federal tax law may limit the number of years allowable for this option.

If you choose the Income for a Specified Period or your Lifetime option (whichever is shorter), income payments will cease upon your death or at the end of the specified period, whichever occurs first. If you chose the Income for a Guarantee Period, Income payments will cease at the end of the specified period. In both cases, the specified period must be between 10 and 30 years, although Federal tax law may limit the number of years allowable for this option.

MetLife may further limit the length of the guarantee period (e.g., to the life expectancy of the annuitant under the single life table), or limit the availability of the income option offered in accordance with its current underwriting practices.

The income payments will start on the date you specify (not to exceed 12 months from the issue date) but not earlier than 5 business days after your completed application form is accepted, your purchase payment has been received by MetLife and proof of age of the annuitant and second annuitant (If selected) is provided, If, for some reason, we aren't able to process your application by the date you specify, we will notify you.

3.   SECOND ANNUITANT

If you selected "Income payments based on your life and someone else's life" in
Section 4, please complete this Section.

4.   BENEFICIARY DESIGNATION

If you select an income option with a guarantee period, the primary beneficiary (or beneficiaries) is (are) the individual(s) who will receive any remaining income payments upon your death (or upon the death of the last annuitant if there is a second annuitant). As a reminder, income payments will cease after your death if you choose the Lifetime Income option or after both you and the second annuitant die if you choose the Lifetime income for Two option.

In addition, if you elected an Income for you alone, MetLife will pay to any living primary beneficiary (or beneficiaries) the amount of your purchase payment, adjusted to reflect net investment performance and changes in the specified interest rate since the purchase date, as a death benefit, If you should die before the date of the first scheduled Income payment. If you elected an income for you and someone else, MetLife will pay to the remaining annuitant the amount of your purchase payment adjusted as described above as a death benefit if either you or the second annuitant should die before the date of the first scheduled income payment. If both you and the second annuitant should die before the date of the first scheduled Income payment, MetLife will pay your beneficiary (or beneficiaries) instead.

Any death benefit payable before the payment start date, and/or any income payments due will be paid in equal shares to the beneficiary (ies) listed, unless otherwise specified. If you wish to name additional beneficiaries, please list them on a separate piece of paper and indicate whether those people are primary or contingent beneficiaries.

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5.   DIRECT DEPOSIT

There are two ways to receive income payments; a check may be mailed to your address of record or income payments may be deposited directly into an account at your financial Institution. If you choose to have income payments deposited directly into an account, please furnish all requested information. Carefully write down your account number, Including all spaces and dashes that may appear in that number. You can get the bank routing number from your financial institution.

6.   PURCHASE PAYMENT INFORMATION

Your purchase payment must be at least $25,000.

7.   INVESTMENT OBJECTIVES AND ALLOCATION

Allocate your purchase amount between the various funding options offered. When specifying your allocation, keep your investment objective in mind. Select option(s) such that, when aggregated by investment objective, the largest percentage of your allocation corresponds to your investment objective. Note that this allocation will be established at issue, Investment performance will cause that to vary over time.

8.   FINANCIAL DISCLOSURE

Please provide the requested information. It will help us evaluate whether this income annuity is appropriate to your circumstances. MetLife is required by the National Association of Securities Dealers to perform this test.

9.   TAX WITHHOLDING EXEMPTION CERTIFICATE AND ELECTION

The Income payments you receive are subject to federal income tax withholding. Please read the information provided in this Section carefully. Indicate whether or not you want federal income tax withholding and the desired withholding level by checking the appropriate boxes. You may refer to the worksheet in IRS Form W-4P to estimate your withholding allowances.

10.  SIGNATURE OF APPLICANT

Read the statements above the signature lines carefully. You must sign exactly as your name appears in Section 1 of this application. Any misrepresentation of this information constitutes fraud, and such action is subject to criminal and/or civil penalties. Any potential consequences or penalties attributable to a misrepresentation of eligibility are the sole responsibility of the individual making the purchase.

REMINDER: DON'T FORGET TO SIGN YOUR APPLICATION AND TO INCLUDE PROOF OF DATE OF BIRTH.

PLEASE MAIL YOUR COMPLETED APPLICATION TO THE ADDRESS BELOW:

REGULAR MAIL                                  OVERNIGHT MAIL
MetLife MISP                                  Bank of America Lockbox Services
P.O. Box 406904                               Lockbox 406904
Atlanta, GA 30384-6904                        6000 Feldwood Road
                                              College Park, GA 30349

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                                 METLIFE(R) [LOGO]

                       Metropolitan Life Insurance Company
                   One Madison Avenue, New York, NY 10010-3690